UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2013

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On April 11, 2013, (a) CenterPoint Energy, Inc. (“CenterPoint”), JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto entered into a First Amendment to Credit Agreement (the “CenterPoint Amendment”) to CenterPoint’s $1,200,000,000 Credit Agreement, dated as of September 9, 2011 (the “CenterPoint Agreement”), and (b) CenterPoint’s wholly owned subsidiary, CenterPoint Energy Resources Corp. (“CERC”; each of CenterPoint and CERC may be referred to as a “borrower”), Citibank, N.A., as administrative agent, and the banks party thereto entered into a First Amendment to Credit Agreement (the “CERC Amendment” and, together with the CenterPoint Amendment, the “Amendments”) to CERC’s $950,000,000 Credit Agreement, dated as of September 9, 2011 (the “CERC Agreement” and, together with the CenterPoint Agreement, the “Credit Agreements”).

The Amendments amend the Credit Agreements to add exceptions to each borrower’s covenants restricting (i) the consolidation, merger or disposal of assets and (ii) the sale of stock in certain significant subsidiaries, in each case to permit the transactions contemplated by CenterPoint’s previously announced midstream joint venture transaction with OGE Energy Corp. and two affiliates of ArcLight Capital Partners, LLC.

The Amendments are filed as Exhibits 4.1 and 4.2 to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendments.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	First Amendment to Credit Agreement, dated April 11, 2013, by and among CenterPoint Energy, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

4.2	First Amendment to Credit Agreement, dated April 11, 2013, by and among CenterPoint Energy Resources Corp., Citibank, N.A., as administrative agent, and the banks party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 15, 2013	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: April 15, 2013	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	First Amendment to Credit Agreement, dated April 11, 2013, by and among CenterPoint Energy, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

4.2	First Amendment to Credit Agreement, dated April 11, 2013, by and among CenterPoint Energy Resources Corp., Citibank, N.A., as administrative agent, and the banks party thereto.